Bringing the Transformative Power of Synthetic Biology to Medicine Corporate Presentation September 2021 Exhibit 99.2

Forward Looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the approach we are taking to discover and develop novel therapeutics using synthetic biology; statements regarding the potential of our platform to develop therapeutics to address a wide range of diseases, including: metabolic diseases, inflammatory and immune disorders, and cancer; the future clinical development of Synthetic Biotic medicines; the potential of our technology to treat phenylketonuria and cancer; and the expected timing of our anticipated clinical trial initiations and availability of clinical data; the benefit of orphan drug and fast track status; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; the results of our collaborations; and the difficulty in predicting the time and cost of development of our product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the uncertainties inherent in the preclinical development process; our ability to protect our intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in our filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in our annual report on Form 10-K filed with the SEC on August 12, 2021, and in any subsequent filings we make with the SEC. The forward-looking statements contained in this presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments could cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

Solid Tumors Monotherapy: target engagement, meaningful pharmaco-dynamic effects, good safety Combination with anti-PDL1: ongoing Inflammatory Bowel Disease Advancing research collaboration with Roche on novel IBD target Metabolic programs Immunology Multiple high value indications accessible with Synthetic Biotic Medicines Phenylketonuria (PKU) SYNB1618 strain achieved prespecified 20% Phe lowering target in PKU patients in interim analysis SYNB1934 strain demonstrated two-fold greater activity than SYNB1618 in healthy volunteers Enteric Hyperoxaluria Proof of mechanism demonstrated by SYNB8802 in Phase 1A with dietary hyperoxaluria induced in healthy volunteers Phase 1B patient data expected 2022 in patients with enteric hyperoxaluria Clinical benefit of the Synthetic Biotic platform demonstrated

A new class of medicines Enabling engine of synthetic biology, manufacturing and translational capabilities Creates multiple product opportunities Robust pipeline Rare metabolic therapies that consume toxic metabolites from the GI tract Therapies that leverage the ability of bacteria to interact with the immune system Synthetic Biotic platform Targeted & controllable, patient friendly treatment Non-pathogenic bacterial chassis + Programable, engineering Toxin Promoter Inducer Effector Biomarker Biomarker

Phenylketonuria (PKU) SYNB1618 Immuno-Oncology SYNB1891 Inflammatory Bowel Disease Enteric Hyperoxaluria SYNB8802 SYNB1618 Undisclosed Metabolic Program #1 Undisclosed Metabolic Program #2 PoC 2022 Combo study late ‘21 Robust pipelines with meaningful catalysts Metabolic pipeline Metabolite consumption in the GI tract Immunology pipeline SYNB1934 Undisclosed IBD Program #1 Exploratory Preclinical IND-Enabling Studies Phase 1 Phase 2 IND 2022

Rationale High unmet need across inherited and acquired metabolic diseases Multiple large and underserved markets Diseases with known pathophysiology Dietary intervention validates GI approach Bacteria evolved to survive in the GI tract Ability to deploy multiple enzyme pathways Drug-like approach without genetic drift or colonization PKU data demonstrates SYNB compounds can consume toxic metabolites in the human GI tract and impact systemic levels of that metabolic Validated Biology Unmet Medical Need Unique Advantages Proof of Concept Why metabolic disease? Why Synthetic Biotic medicine? Synthetic Biotic medicines: a novel approach to metabolic disease

Applying Synthetic Biotic medicines to PKU and Enteric Hyperoxaluria

	Phenylketonuria (PKU)	Enteric Hyperoxaluria (HOX)
Unmet Medical Need	Many patients unable to control Phe ~70% pts <u>do not</u> respond to BH4 oral therapy	Recurrent and chronic kidney stones; Increased risk of chronic kidney disease progression No effective interventions or treatments
Validated Biology	Lower dietary Phe intake = lower plasma Phe levels = improved cognitive outcomes	Lower dietary oxalate intake = lower urinary oxalate = improved kidney outcomes
Unique Advantages	Modality able to consume Phe in the GI tract before it can cause damage	Modality able to consume oxalate throughout GI tract, including colon
Platform Proof of Concept	SYNB1618 consumes Phe and lowers fasting Plasma Phe levels in patients with PKU	SYNB8802 consumes oxalate in healthy volunteers at clinically meaningful levels synlogic

© 2021 SYNLOGIC. CORPORATE PRESENTATION. ALL RIGHTS RESERVED.
| 7

Phenylketonuria (PKU) Potential to treat all PKU patients with a safe oral approach Synthetic Biotic Medicines Today: two trials with interim results Current and emerging treatment options leave many patients behind PKU SYNB1618 strain achieved prespecified 20% Phe lowering target in PKU patients SYNB1934 strain demonstrated two-fold greater activity than SYNB1618 in healthy volunteers Ph. 1 HV

PKU remains an area of high unmet need Adults ~12,300 U.S. 65% out of Phe control Pediatrics ~5,000 U.S. 25% out of Phe control Patients Julia, living with PKU 90% of patients and caregivers express need for greater natural protein intake (1) (1) Puurunen et al, Global PKU Patient Meeting, September 2021 Patients Challenges Extremely challenging low protein diet with low compliance Significant risk of neurocognitive impairment in patients with elevated Phe levels Substantial need for increased intake of natural protein enabled by Phe reductions

Disease State Out of Phe Control (>360 μmol/L of Phe) In Phe control (<360 μmol/L of Phe) Patient Goal Lower blood Phe to reduce risk of neurocognitive impairment Enable greater dietary protein intake while maintaining Phe control PKU patients are poorly served today Significant market opportunity, large unmet need, with potential for new products to capture share Daily injection Allergic reactions REMS Adults only 70% fail to respond Only 10% all-comers fasting Phe reduction (2) Limited Therapeutic Options (2) Kuvan FDA statistical review, 25 Nov 2007

Synthetic Biotic Medicines: Differentiated product candidates for the treatment of PKU Synthetic Biotic medicines for the treatment of PKU present a compelling opportunity to change patients’ lives Designed for PKU Oral Reversible Gut Restricted

Intuitive and direct approach to treating PKU Unique mechanism of action generates quantitative, measurable biomarker of Phe metabolism: TCA (trans-cinnamic acid) Oral therapy, 3 x day with meals Dietary Phe Reduce plasma Phe or enhance protein tolerance Converted by Synthetic Biotic to harmless metabolites (TCA)

6-day diet run in Individualized diet plan to match baseline Phe intake Stable study diet: diet run-in through 2 weeks post treatment Diet Control Endpoints Fasting Plasma Phe levels (day -1, 7, 14, 29) Labelled D5-Phe 24hr AUC, change from baseline after meal challenge (day -1, 15) Day 29 Fasting Phe 3 days Dose 1 1e11 Dose 3 1e12 Dose 4 2e12 7 days Diet run-in 6 days 2 days D5-Phe AUC Baseline Fasting Phe Dose 2 3e11 3 days D5-Phe AUC Day 14 Fasting Phe Day 7 Fasting Phe Population IA of 8 subjects receiving SYNB1618 Adult PKU patients, plasma Phe levels ≥ 600 µmol/L  Stable diet No use of Kuvan or Palynziq SYNB1618 Phase 2 SynPheny-1 study in PKU: Design Safety Follow Up

SYNB1618 metabolized Phe into TCA and prevented Phe absorption after meal challenge Percent change from baseline +/- 95% confidence interval. TCA = trans-cinnamic acid. AUC = Area under curve. 4 of 8 patients experienced >40% D5-Phe lowering after meal challenge TCA Production Phe absorption into plasma D5 Phe Meal Challenge (2e12 dose, N=8, Days -1 and 15)

SYNB1618 reduced fasting plasma Phe levels Fasting Plasma Phe Levels (N=8) Percent change from baseline +/- 95% confidence interval. * = Statistically significant Kuvan FDA statistical review, 25 Nov 2007 Cessation of treatment 4 of 8 patients experienced >30% reduction in fasting Plasma Phe at Day 7 or Day 14

Summary of interim safety analysis Safety analysis cut-off: 30 July 2021. Includes all patients (N = 9) through Day 15. Does not include Day 29 assessments for all patients. One discontinuation for anxiety, not drug related. Gut restricted Clearance upon cessation of dosing as expected Generally well tolerated Tolerability profile consistent with experience in healthy volunteers Mild to Moderate GI AEs No treatment-related discontinuations No SAEs or new safety issues identified

SynPheny POC Study in PKU Interim analysis demonstrated 20% reduction in labelled plasma Phe, providing clinically meaningful endpoint for patients without other treatment options Reduction in labelled plasma Phe after a meal challenge, not influenced by diet Reduction in fasting plasma Phe (on treatment relative to baseline, holding diet steady) Consistency in response: Responder population or consistent response across subjects Learning opportunities in SynPheny

SYNB1934: An evolved strain with potential for improved Phe-lowering Directed Evolution Non-Human Primates: Biomarker of Phe-Consumption

SYNB1934 Ph. 1 study allows head-to-head comparison of strains 3x1011 SYNB1934 1x1012 SYNB1934 Optional higher SYNB1934 Cohort 2 Cohort 1 Cohort 3 Cohort 4 Study Design Endpoints Safety and tolerability Biomarkers of Phe consumption SYNB1934 clearance after cessation of dosing 6x1011 SYNB1934 6x1011 SYNB1618 Four-day dose ramp, two days dosing D5-Phe meal challenge Study will determine if SYNB1934 has improved activity over SYNB1618

Mean +/- 90% confidence interval. TCA = trans-cinnamic acid HA = hippuric acid SYNB1934 demonstrated two-fold improvement over SYNB1618 in biomarkers of Phe metabolism SYNB1934 and SYNB1618 D5-TCA and D5-HA N = 12

Robust labeled D5-Phe reduction in healthy volunteers at multiple dose levels Percent change from baseline +/- 90% confidence interval. Cross study comparison. N = total study (all cohorts) D5 Phe Reduction: SYNB1618 Previously Presented D5 Phe Reduction: SYNB1934 Current Study N = 32 N = 88

Synthetic Biotic Medicines: a novel approach in Phenylketonuria (PKU) SYNB1618 strain achieved prespecified 20% Phe lowering target in PKU patients SYNB1934 strain demonstrated two-fold greater activity than SYNB1618 in healthy volunteers SYNB1934 Ph. 1 HV Synlogic intends to begin pivotal study planning and advance the best asset into Phase 3 in 2022

Enteric Hyperoxaluria (HOX) Enteric Hyperoxaluria results in significant, irreversible, and progressive kidney damage SYNB8802 proof of mechanism established: potential for best-in-class urinary oxalate lowering Proof of concept data expected 2022

The Enteric Hyperoxaluria Patient Experience Patients with underlying GI disorders faced with the burden of chronic and recurrent kidney stones High levels of pain No approved treatment options Risk of impaired kidney function Source: Patel et al, 2017; Synlogic market research “I would rather experience the pain of childbirth every year for the rest of my life than ever have one more stone.” - C., Female, 53 yrs. old, 7 stones 75,000 - 90,000 US patients with recurrent kidney stones have no available therapeutic options

Hyperoxaluria: Primary vs. Enteric Number of Patients Affected Primary Hyperoxaluria Enteric Hyperoxaluria Pathology Rare genetic condition Dietary oxalate hyperabsorption Onset Pediatric Adult Trigger Genetic liver enzyme deficiency Underlying insult to bowel: including IBD, bariatric surgery, other chronic GI conditions UOx. Levels 90 – 500 mg / 24 hrs (~10x normal) 45 – 130 mg / 24 hrs (~3x normal) U.S. Patients ~5,000 – 8,000 ~200,000 – 250,000 Key Players Clinical consequences Limited ability to manage with diet | Nephrocalcinosis | Recurrent, chronic kidney stones | Impaired renal function | Systemic Oxalosis

Oral therapy An innovative approach in an area of high unmet medical need Our approach Consume Oxalate in the GI Tract Reduce Oxalate in the urine Differentiation from other approaches Ph 1B Proof of Concept in Enteric Hyperoxaluria patients (Roux-en-Y population) initiated Consumes oxalate in each GI compartment, throughout GI tract

SYNB8802 consumes Oxalate throughout the GI tract

Oxalate absorption

Pathway	Absorption: Healthy state	Absorption: Disease state
Dietary Oxalate ↓		
Stomach	✓	✓
Small intestine	✓	✓
Colon		✓

Healthy people absorb ~10% of dietary oxalate, mostly via stomach and small intestine

Patients absorb ~20-30% of dietary oxalate, through entire GI tract including colon

Optimal treatment

synlogic	Oral enzyme	Oxalobacter formigenes
✓	✓	✗
✓	?	✗
✓	✗	✓

Absorbs oxalate throughout GI tract, esp. in colon

synlogic

© 2021 SYNLOGIC. CORPORATE PRESENTATION. ALL RIGHTS RESERVED. | 27

Ph1 design provides POC opportunity in 2021

Phase 1A

Dietary Hyperoxaluria

(Healthy Volunteers)

Phase 1B

Enteric Hyperoxaluria Patients

Multiple Ascending Dose

High oxalate & low calcium diet run-in

Induce dietary hyperoxaluria

N = 45 subjects

Endpoints

Primary:	Safety & tolerability
Secondary:	Microbial kinetics of strain
Exploratory:	(1) Plasma and urine biomarkers
	(2) Dose frequency assessment

Cross-over

Enteric Hyperoxaluria patients (Roux-en-Y population)

Three times/day (TID) dosing

N = 20 patients, baseline UOx >50 mg/day

Endpoints:

Primary:	Change in Urinary Oxalate
Secondary:	(1) Microbial kinetics of strain
	(2) Safety and tolerability

Dietary hyperoxaluria model is translationally relevant to patient population synlogic
© 2021 SYNLOGIC. CORPORATE PRESENTATION. ALL RIGHTS RESERVED.
| 28

High oxalate diet successfully elevated UOx levels in HV Historically Uox in HV is <40 mg/24h. Examples: Langman 2018, (27 mg), Quintero 2020, (19.8mg), Captozyme 2018 (28 mg). Mean +/- SD shown. American diet contains approx. 200-250 mg oxalate/day HV subjects were given a high oxalate, low calcium diet (HOLC) during the diet run-in and treatment phases of the study HV subjects absorb approx. 10% of dietary oxalate Urinary oxalate levels elevated to >1.5X typically observed in healthy volunteers Dietary intake carefully measured on in-patient unit, incl. weighing of meals consumed Baseline Urinary Oxalate after HOLC diet Typical observed HV UOx

Dose-responsive and reproducible Uox lowering demonstrated Efficacy Analysis (% Change from Baseline in 24h UOx over Pbo) 600mg Daily Oxalate 400mg Daily Oxalate Lower is better Lower is better LS mean change over Placebo, +/- 90% CI, all days baseline and treated

SYNB8802 3e11 live cells dose advancing to Ph1B in patients LS mean change over Placebo, +/- 90% std error of mean, all days; and 24hr UOx after 5 days of dosing, +/- 90% std error of mean. 600mg daily oxalate. Change in UOx UOx Levels Clinically meaningful lowering of urinary oxalate demonstrated at a well tolerated dose Upper limit of normal

Opportunity for multiple clinically relevant outcomes in Phase1B Potential to demonstrate meaningful urinary oxalate lowering in patients with active disease Learning opportunities in Phase 1 SYNB8802 has established urinary oxalate lowering in Dietary Hyperoxaluria (HV) model Potential for urinary oxalate lowering in Enteric Hyperoxaluria population (Roux-en-Y) Degree of colonic activity of SYNB8802 and potential for less frequent dosing

SYNB8802 Summary: 3e11 live cells moving into patients SYNB8802 was generally well tolerated in healthy volunteers. No serious or systemic adverse events. Most frequent AEs mild or moderate, transient, and GI-related Dose responsive changes in urinary oxalate levels were observed with a significant reduction in urinary oxalate relative to placebo across three dose levels Baseline urinary oxalate reduction of 28.6% compared to placebo Mean 24-hour urinary oxalate level of 40.1 mg for subjects, compared to 58.1 mg for placebo, at the end of dosing 3e11 live cells dose will advance to patient studies

Synlogic continues to deliver meaningful data Robust portfolio with significant milestones over the next 18 months PKU Immuno-Oncology Ph1 Arm 2 combination read-out Enteric Hyperoxaluria SYNB8802 Ph1B proof of concept read-out H1 2022 2021 SYNB1891 SYNB1934 Ph2 SynPheny proof of concept read-out SYNB1618 Delivered SYNB1934 Head to Head data in HV SYNB1934 Delivered Ph1A study in HV read-out SYNB8802 Delivered H2 2022 Start of pivotal program SYNB1618 or SYNB1934

Balance Sheet (unaudited) 30 June 2021 31 December 2020 Cash, Cash Equivalents, and Marketable Securities $115.5 M $100.4 M Statement of Operations (unaudited) 30 June 2021 30 June 2020 R&D Expenses $10.7 M $12.9 M G&A Expenses $4.1 M $3.5 M Net Loss $(14.5 M) $(15.5 M) Net loss per share – basic and diluted* $(0.28) $(0.44) Weighted Average Shares Outstanding* 52.0 M 34.9 M Three Months Ended * weighted average shares used in computing net loss per shares - basic and diluted Second Quarter, 2021 Summary Results

Experienced leadership team and Board

Leadership Team



Aoife Brennan, MB ChB
President & CEO



Antoine Awad
Chief Operating Officer



Dave Hava, PhD
Chief Scientific Officer



Daniel Rosan
Head of Finance & Investor Relations



Caroline Kurtz, PhD
Chief Development Officer

Board of Directors

Peter Barrett, *Chair*
Atlas Venture

Mike Burgess
Turnstone Biologics

Michael Heffernan
Collegium

Patricia Hurter
Lyndra Therapeutics

Lisa Kelly-Croswell
Boston Medical Center Health System

Nick Leschly
Bluebird Bio

Ed Mathers
NEA

Richard Shea
Syndax

Collaborators

GINKGO BIOWORKS
THE ORGANISM COMPANY

synlogic
© 2021 SYNLOGIC. CORPORATE PRESENTATION. ALL RIGHTS RESERVED.
| 36

Engineering Synthetic Biotic Medicines

Toxin Promoter Inducer Effector Biomarker Biomarker Reusable parts enable rapid iteration of rationally designed prototypes Non-pathogenic bacterial chassis Programable, controllable engineering Drug-like properties Does not colonize No in vivo reproduction or risk of genetic drift Inducer-Promoter Switch Effector Design Safety Features E. coli Nissle Synthetic Biotic Medicine A new class of medicines

Synthetic Biotic Platform accelerates pathway into the clinic Validated biology Unmet medical need Unique SYBX advantages Target selection Enabling Engine Internal GMP manufacturing Modular SynBio components Translational, clinical and regulatory Deep synthetic biology expertise Resulting portfolio Metabolic pipeline: Metabolite consumption in the GI tract Immunology pipeline: Potential for partnership Synthetic Biotic Platform

Synthetic Biotic Platform is enabling engine for drug development Rapid pipeline expansion possible with reusable engineering >200 humans dosed with Synthetic Biotic medicines 5 INDs opened with the U.S. FDA Supportive regulatory feedback from global agencies Safe chassis organism (>100 years of human experience) Internal process development and GMP manufacturing of live biotherapeutic Modular SynBio components enables rapid, iterative product development Translational, clinical and regulatory experience for live biotherapeutic medicine Deep synthetic biology expertise: Internal + Ginkgo Bioworks Synthetic Biotic Platform Synthetic Biotic Platform

Versatile platform enables diverse therapeutic strategies for range of diseases Pfnr Enzyme Metabolism Non-Toxic Toxic Metabolite Consumption Pfnr Production Payload Surface Display Effector Secretion Small molecule production Enzyme Pfnr Catalysis Payload Pfnr Production Processing Synthetic Biotic Platform

Toxin Promoter Inducer Effector Biomarker Biomarker Biomarker 2 P Component Library of parts Therapeutic strategy Metabolite consumption, small molecule production, effector secretion or surface display Bacterial Chassis Probiotic: Decades of human use & safety data Effector(s) Proteins for activity: Can generate biomarkers Pump Transports metabolites or proteins across cell membrane Switch Inducer-promoter pair: Controls gene expression Safety Features Auxotrophies: Prevents growth within or external to the body Reusable parts enable rapid iteration of rationally designed prototypes Effector 2

SYNB1618 & SYNB1934 Design

Component	Design
Therapeutic strategy	**Metabolite consumption:** Built from Synthetic Library Specifically to Consume Phe
Bacterial Chassis	***E. coli*** **Nissle**
Effector(s)	***SYNB1618: Wild Type*** **PAL3 Enzyme** ***SYNB1934*****: Evolved PAL3 Enzyme** Degrades Phe to TCA (measurable biomarker of activity)
	LAAD **Enzyme:** Alt. Phe-consuming pathway
Pump	***PheP:*** Pumps Phe into cell
Switch	**SYNB1618: FNR & AraC promoters** **SYNB1934: Ptac** Control gene expression
Safety Features	***Δ dap:*** Auxotrophy – requires diaminopimelic acid (DAP) to grow



Hippuric Acid (HA)
(TCA)
ΔdapA
PheP
Phenylalanine
(Phe)
PAL3
P fnr
Phe
Trans-cinnamic
acid (TCA)
LAAD
P araC
Phe
Phenylpyruvate (PP)
Phenyl-lactic Acid (PLA)

synlogic

© 2021 SYNLOGIC. CORPORATE PRESENTATION. ALL RIGHTS RESERVED. | 43

Ox/ formate Pump (OxLT) CoA+ ATP Ppi+ AMP OxdC FEC Formate Oxalate Oxalyl CoA Formyl CoA Oxalate Formate ΔthyA Component SYNB8802 Design Therapeutic strategy Metabolite consumption: Engineered to Convert Oxalate to Formate for the Treatment of Enteric Hyperoxaluria Bacterial Chassis E. coli Nissle Effector(s) OxdC and associated components: Catalyzes conversion of oxalate to formate Pump OxLT: Pumps oxalate in & formate out Switch FNR promoter: Inducer-promoter pair Safety Features Δ thyA: Controls growth SYNB8802 Design

Focus on Immuno-Oncology

Immuno-Oncology SYNB1891 potential for improved efficacy relative to other STING approaches SYNB1891 monotherapy demonstrated meaningful pharmacodynamic effects Phase 1 in combination with Tecentriq initiated: Data will be available in 2021

daC ΔthyA ΔdapA ATP + ATP Cyclic-di-AMP (STING Agonist) P fnr Component SYNB1981 Design Therapeutic strategy Small molecule production: Leveraging the ability of bacteria to interact with the immune system to turn a cold tumor hot Bacterial Chassis E. coli Nissle: Targeting to antigen presenting cells in the tumor microenvironment. Innate immune activation Effector(s) STING Agonist: Innate immune activator compounds with chassis effect Pump Not necessary Switch STING-agonist production restricted to hypoxic TME for sustained payload delivery Safety Features Dual auxotrophies inhibit bacterial proliferation outside of tumor SYNB1891 Design

Phase 1 design: multidose tolerability, IT mono and combo

Proof of mechanism: exploratory biomarkers in advanced solid tumors or lymphomas

Arm 1: Monotherapy Cohorts

Arm 2: Combination Cohorts - Atezolizumab



Sentinel Patient
Day 7 safety Eval
Patient 2 & 3
Safety Evaluation
Repeat for each cohort
Arm 1 Cohort 4
Starting dose Arm 1
Cohort 3 level
(1x10^7)
Sentinel Patient
Day 7 safety Eval
Patient 2 & 3
Safety Evaluation
Repeat for each cohort
Recommended
Ph2 Dose
(RP2D)
Enroll <20 patients at RP2D
POM/Exploratory Biomarkers
PD response (tumor biopsy):
• TILs, IFN b, IFN dependent gene expression (Nanostring)
• Immunohistochemistry
• Kinetics of SYNB1891 (qPCR)
Systemic PD effects (blood):
• Serum cytokines levels
• Kinetics of SYNB1891 (qPCR)

Combination with PD-1 will identify Phase 2 dose, provide evidence of target engagement, safety, and support for target tumor type synlogic
© 2021 SYNLOGIC. CORPORATE PRESENTATION. ALL RIGHTS RESERVED.
| 48

SYNB1891 advanced into combo. therapy arm of Ph. 1 with Tecentriq SYNB1891 is safe and well-tolerated as an intratumoral injection with no dose limiting toxicities or infections to date Combination therapy data will be available in late 2021 Monotherapy dose escalation will continue in parallel to combination dose escalation of SYNB1891 with fixed dose of Atezolizumab (Tecentriq) SYNB1891 demonstrates meaningful pharmacodynamic effects including systemic cytokine responses observed in two subjects Evidence of durable stable disease was observed in two patients SYNB1891 demonstrates target engagement as assessed by upregulation of IFN-stimulated genes and T-cells